    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 5, 2001

                                                      REGISTRATION NO. 333-20901
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                                THE TORO COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 41-0580470
   -------------------------------                 -------------------
   (State or other jurisdiction of                   (I.R.S. Employer
    incorporation or organization)                 Identification No.)

          8111 LYNDALE AVENUE SOUTH, BLOOMINGTON, MINNESOTA 55420-1196
                                 (952) 888-8801
       ------------------------------------------------------------------
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           ---------------------------

                           J. LAWRENCE MCINTYRE, ESQ.
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                                THE TORO COMPANY
                            8111 LYNDALE AVENUE SOUTH
                       BLOOMINGTON, MINNESOTA 55420-1196
                            TELEPHONE: (952) 888-8801
           ---------------------------------------------------------
           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           ---------------------------

                                    COPY TO:

                              DEAN R. EDSTROM, ESQ.
                   ATTORNEY AT LAW PROFESSIONAL ASSOCIATION
                            1100 ONE FINANCIAL PLAZA
                             120 SOUTH SIXTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-1801
                            TELEPHONE: (612) 573-3661
                             TELEFAX: (612) 330-0959

                           ---------------------------



================================================================================

                          DEREGISTRATION OF SECURITIES

     The purpose of this Post-Effective Amendment No. 1 (this "Amendment") to Registration Statement on Form S-3 (Registration No. 333-20901) (the "Registration Statement") of The Toro Company, a Delaware corporation (the "Company"), is to deregister all securities registered pursuant to the Registration Statement but unissued as of the date this Amendment is filed. The Registration Statement, which related to $250,000,000 principal amount of securities, became effective on June 10, 1997. On June 24, 1997 the Company sold $175,000,000 in debt securities registered under the Registration Statement. In accordance with an undertaking made by the Company in Part II, Item 17(a)(3) of the Registration Statement, the Company hereby deregisters the $75,000,000 principal amount of securities registered under the Registration Statement which remains unsold.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, The Toro Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington and the State of Minnesota, on the 31st day of January, 2001.


                                       THE TORO COMPANY


                                       By: /S/ J. LAWRENCE MCINTYRE
                                          --------------------------------------
                                           J. Lawrence McIntyre,
                                           VICE PRESIDENT, SECRETARY AND
                                           GENERAL COUNSEL



    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:





             NAME                          TITLE                    DATE
--------------------------------  --------------------------  ------------------

                                  Chairman and Chief
               *                  Executive Officer
--------------------------------    (Principal Executive
     Kendrick B. Melrose             Officer)

                                  Vice President and Chief
     /S/ STEPHEN P. WOLFE         Financial Officer
--------------------------------   (Principal Financial       January 31, 2001
       Stephen P. Wolfe             Officer)

                                  Vice President and
              *                   Controller
--------------------------------   (Principal Accounting
        Randy B. James              Officer)


              *
--------------------------------  Director
       Ronald O. Baukol

             NAME                          TITLE                    DATE
--------------------------------  --------------------------  ------------------


              *
--------------------------------  Director
     Robert C. Buhrmaster


--------------------------------  Director                    January __, 2001
      Winslow H. Buxton

              *
--------------------------------  Director
       Janet K. Cooper


--------------------------------  Director                    January __, 2001
     Katherine J. Harless

              *
--------------------------------  Director
       Robert H. Nassau

              *
--------------------------------  Director
        Dale R. Olseth


--------------------------------  Director                    January __, 2001
     Gregg W. Steinhafel


--------------------------------  Director                    January __, 2001
    Christopher A. Twomey

              *
--------------------------------  Director
      Edwin H. Wingate


*By: /S/ J. LAWRENCE MCINTYRE
    ----------------------------                              January 31, 2001
     J. Lawrence McIntyre
     ATTORNEY-IN-FACT